                       MODIFICATION AND RELEASE AGREEMENT

         THIS AGREEMENT (this  "Agreement"),  dated as of the 22nd day of March,
2001, between Cheshire  Distributors,  Inc., a Delaware  corporation,  having an address at 1599 Post Road East, Westport. Connecticut 06880 (the "Company"), and
Keshet, LLP, the Keshet Fund, LLP and Nesher, Ltd. (the "Creditors").

                                   WITNESSETH:

         WHEREAS, the Company, as maker, executed and delivered to the Creditors
(among others),  as payees thereof,  certain 6 % Convertible Notes dated May 17,
2000,  in the  original  collective  principal  amount of $700,000  ($320,000 to
Keshet,  $205,000 to Keshet Fund and  $175,000 to Nesher),  as the same may have been modified or amended to the date hereof (the  "Convertible  Notes") and also issued common stock purchase warrants for 430,000 shares of the Company's common stock to the Creditors (196,571 to Keshet, 125,929 to Keshet Fund and 107,500 to
Nesher) (the  "Warrants")  which  Convertible  Notes and Warrants were issued in accordance with the Securities  Purchase Agreement dated as of May 17, 2000 (the
"Purchase Agreement"); and

         WHEREAS, the Convertible Notes are currently convertible into shares of common stock  ("Shares") of the Company at the Conversion  Price provided for in the Convertible Notes; and

         WHEREAS,  the Creditors have instituted suit against the Company in the
Superior Court of the State of Connecticut and the parties desire to resolve all of their differences; and

         WHEREAS,  the Creditors have fully advanced to the Company the $700,000 of principal under the Convertible Notes, and the outstanding  principal balance owed by the Company  under the  Convertible  Notes,  as of the date  hereof,  is
$735,000,  and the total outstanding  principle and interest owed by the Company under  the  Convertible  Notes  to the  Creditors,  as of the  date  hereof,  is
$735,000,  excluding any and all other amounts,  fees or other damages due under the Purchase Agreement and the exhibits thereto;

         NOW, THEREFORE,  for good and valuable  consideration,  the receipt and sufficiency of which the parties hereto hereby  acknowledge,  the parties hereto hereby agree as follows:

         1.  The  Company  represents  that  there  are  currently   outstanding
11,148,185  shares of its common stock,  of which 9 million  shares are owned by
Lev  Greenberg,  Amir  Rosenthal  and Gilad Gat.  Other than: I) pursuant to the terms of paragraph 4 hereof;  ii) pursuant to the terms of the Convertible Notes and the Warrants;  and iii) pursuant to the terms of the convertible  notes held by holders  other  than the  Creditors  (such  convertible  notes are  hereafter referred to as the  "Notes"),  the Company is not under any  obligation to issue shares of its common stock and there are no outstanding options,  other warrants or rights to purchase or acquire the Company's common stock.

         2. The Company  represents that its total assets consist of $860,225 in cash which is being held by  Cummings  and  Lockwood,  subject to the  restraint issued by the Superior Court. The Company represents that its total indebtedness is $3.65 million of which $2.8 million are Convertible Notes and Notes, $350,000 is a claim by the Mecklers and $500,000 are  professional  fees, wages and other miscellaneous expenses (the holders of the debt other then the Convertible Notes and Notes are hereafter referred to as the Miscellaneous Creditors). Of said  $500,000 in  miscellaneous  debt,  Greenberg,  Rosenberg  and Gat are owed
$230,000.  The  company  represents  that it has no  liabilities  other than the aforesaid indebtedness and expenses. Of the Convertible Notes and Notes, Keshet, the Keshet Fund and Nesher collectively own $700,000 in principal and $35,000 in accrued  interest  thereon  (excluding any and all other amounts,  fees or other damages due  thereon) and Etta  Investments,  Ltd.  ("Etta")  owns $1 million in principal and $50,000 in accrued interest  thereon  (excluding any and all other amounts, fees or other damages due thereon).

         3. Subject to: i) the conversion of the Notes into 9,083,000  shares of common stock  (representing a pro rata  distribution of shares to the holders of the Notes and  Creditors),  as complete and full  satisfaction by the Company of all  obligations  to the  holders of the  Notes,  whether  under the Notes,  the
Purchase Agreement or otherwise; and

           ii)  the  transfer  back to the  Company  and  cancellation  of the 9 million  shares owned by  Greenberg,  Rosenthal  and Gat (which they agree to so transfer); and

           iii) the  issuance of the shares  provided for in paragraph 4 hereof;
and

           iv)  the  acceptance  by  the  Miscellaneous  Creditors,  other  than
Greenberg,  Rosenthal  and Gat (who  agree  not to  receive  any  shares  of the company's  stock  pursuant to this  Agreement or  otherwise)  of an aggregate of
4,124,000  shares of the Company's  common stock in full  satisfaction  of their debts  (3,813,000 as their pro rata share of the 31 million  shares to be issued pursuant to paragraph 4(i) and 311,000 shares to be issued pursuant to paragraph
4(ii)); and

           v) the  release by the  holders of the Notes,  the  Mecklers  and the
Miscellaneous Creditors of all claims against the Company; and

           vi) the tender of resignations by the current  officers and directors of the  Company  and  the  election  and  appointment  of the  designees  of the
Creditors as directors and officers of the Company,  to be effective upon demand of the Creditors;

the  Creditors  and the  Company  agree to convert  the  Convertible  Notes into
18,104,000 shares of the Company's common stock (representing the Creditors' pro rata share of the 31  million  shares to be issued  pursuant  to  paragraph  4), notwithstanding any conversion rate otherwise set forth in the Convertible Notes or the Purchase Agreement,  and the Creditors agree to surrender their Warrants.
Upon such conversion,  the Convertible Notes will be satisfied in full and there shall be no  further  obligations  of the  Company  to the  Creditors  under the
Purchase Agreement or the exhibits thereto.

         4. The Company shall issue: i) 31 million new shares,  to be divided as follows:  18,104,000  to the Creditors  for the  conversion  of the  Convertible
Notes, 9,083,000 to the holders of the Notes for the conversion of the Notes and
3,813,000 to the Miscellaneous Creditors; and ii) 1,411,000 shares of its common stock to be divided as follows:  1,100,000 to the  Creditors  and 311,000 to the
Miscellaneous Creditors.  Greenberg, Rosenthal and Gat agree that they shall not receive any additional  shares of the Company's stock,  whether as Miscellaneous
Creditors or otherwise; and iii) 2 million shares to the Mecklers.

         5. The Company agrees to pay to the Creditors,  simultaneously with the execution  hereof and upon  release of the  restraining  order on the  Company's funds  currently  being held at  Cummings  and  Lockwood,  the sum of  $183,750, representing a reduction of the amounts due to

the Creditors by Company.  The Creditors agree to withdraw,  without  prejudice, the lawsuit which they initiated against the Company in the Connecticut Superior
Court and to relinquish the restraint on the Company's  funds  currently held by
Cummings and Lockwood.

         6. The Company  represents  and agrees that after the conversion of all of the  Convertible  Notes and Notes,  the surrender and  cancellation  of the 9 million  shares,  the issuance  and  distribution  of the shares  referred to in paragraph 4, the  Creditors  together  with Etta will own  19,204,000  shares of common stock, out of a total of 36,559,000 shares  outstanding,  representing at least 52.5% of the issued and  outstanding  shares of the  Company.  The Company agrees not to issue any other shares of its stock, or options, warrants or other rights to acquire any stock except as provided for in this Agreement.

         7. Satisfaction and Release by Creditors.  Upon the payment of $183,750 and the delivery of the stock provided for herein to the Creditors,  and subject to the  representations,  agreements and undertakings of the Company herein, the
Company shall have no further obligation or liability to the Creditors,  and the
Company and its Chairman, officers, directors,  employees,  affiliates, entities which  contracted  with the Company and its officers and agents and their heirs, successors  and assigns shall  therewith be released by the Creditors of any and all liability or obligations of any nature and from any and all claims,  demands complaints  and  accusations  and causes of action which the Creditors ever had, now have, or hereafter can, shall or may have by reason of any matter,  cause or thing  whatsoever,  arising  from  events  prior to the date of this  Agreement, including without limitation under the Note, Warrants,  Conversion Shares or any applicable  securities  laws.  This release  shall not cover any claims  arising under  this  Modification  and  Release  Agreement.  This  release  shall not be effective  in the event of a bankruptcy  filing by or against the Company  under the Bankruptcy Act or other similar law.

         8.  Satisfaction and Release by the Company,  Greenberg,  Rosenthal and
Gat.  Subject  to  the  representations,  agreements  and  undertakings  of  the
Creditors herein, the Creditors shall have no further obligation or liability to the Company,  Greenberg,  Rosenthal or Gat, and the  Company's  other  officers, directors, employees, affiliates, or entities which contracted with the Company.
The Creditors shall be released by the Company, Greenberg, Rosenthal and Gat and the Company's other officers, directors, employees, affiliates or entities which contracted  with the  Company,  their  agents,  heirs,  successors  and assigns, jointly and severally, of any and all liability or obligations of any nature and from any and all claims, demands complaints and accusations and causes of action which  the  Company,  Greenberg,  Rosenthal  and  Gat and  the  Company's  other officers, directors, employees, affiliates or entities which contracted with the
Company,  their  agents,  heirs,  successors  and assigns ever had, now have, or hereafter  can,  shall  or may  have by  reason  of any  matter,  cause or thing whatsoever,  arising from events prior to the date of this Agreement,  including without limitation under the Note, Warrants, Conversion Shares or any applicable securities  laws.  This release  shall not cover any claims  arising  under this
Modification and Release  Agreement.  This release shall not be effective in the event of a bankruptcy  filing by or against the Company under the Bankruptcy Act or other similar law.

         9. In the event  that the  Company  is placed  into an  involuntary  or voluntary  bankruptcy  proceeding,  the Creditors agree hereby that they vote in favor of a plan of  reorganization  or  liquidation  of the Company (the "Plan")
which  provides  for the same  percentage  and amount of cash payment and common stock issuance as provided for the Creditors in this Agreement and, with respect to all creditors of the same class as the Creditors, the same amount of stock as provided  herein and,  with respect to cash  payments,  the same  percentage  as agreed by the Creditors herein.  Notwithstanding  the foregoing,  this Section 7 shall only be operative in a bankruptcy  if two thirds in dollar amount and more than one half in number of the outstanding  creditors of the Company in the same class and status as the Creditors

have entered into Modification and Release Agreements prior to the filing of any such  bankruptcy  petition that provide for a settlement and compromise of their claims  as  provided  herein  with  respect  to stock  issuance  and in the same percentage as agreed by the Creditors with respect to cash payments.

         10.  Miscellaneous.  The  recitals  in  this  Agreement  shall  form  a substantive  part of this  Agreement.  This  Agreement  may  not be  changed  or terminated orally nor may any of its provisions be waived except by an agreement in writing  signed by the party to be charged.  If any term or provision of this
Agreement shall be held to be invalid,  illegal or  unenforceable in any respect or under any circumstances,  the remainder of this Agreement and the application thereof to other circumstances shall not be affected and shall be enforceable to the fullest extent  permitted by law. This agreement  shall remain  confidential among  the  parties  thereto  and shall  not be shown to any  other  persons  or entities.

         11. The parties  hereby agree that Abraham  Grossman or his designee is hereby elected a director of the Company.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement as of the day and year first written above.

CHESHIRE DISTRIBUTORS, INC.                 CREDITORS:
                                            KESHET, LP

By: /s/ Gilad Gat                           By:  /s/
   ---------------------------                 ---------------------------
   Name:  Gilad Gat                            Name:
   Title: Vice President                       Title:

    /s/ Lev Greenberg                       THE KESHET FUND, LP
------------------------------
      Lev Greenberg                         By:  /s/
                                               ---------------------------
    /s/ Amir Rosenthal                         Name:
------------------------------                 Title:
      Amir Rosenthal
                                            NESHER, LTD.
    /s/ Gilad Gat
------------------------------              By:  /s/
      Gilad Gat                                ---------------------------
                                               Name:
                                               Title: